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                                                                  EXECUTION COPY



                                UTI ENERGY CORP.

                                156,000 Shares1

                                  Common Stock

                             UNDERWRITING AGREEMENT



                                                               December 12, 2000



Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida 33716

Dear Sirs:

                  The securityholders of UTI Energy Corp., a Delaware corporation (the "Company") set forth in Schedule 1 hereto (the "Selling Securityholders") and the Company hereby confirm their agreement with Raymond James & Associates, Inc. (the "Underwriter") as set forth below:

         1. Options. Subject to the terms and conditions herein contained, the Selling Securityholders propose to sell to the Underwriter, severally and not jointly, as set forth in Schedule 1 hereto, 156,000 options (the "Options"), each Option being exercisable to purchase one share of Common Stock. The shares of Common Stock issuable upon exercise of the Options are referred to herein as the "Option Shares."

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter that:

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on such Form (File No. 333-42576) with respect to the Options and the Option Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and two amendments to such registration statement have been so filed and such registration statement, as amended, has

--------------------------------

(1) Represents options to purchase up to 156,000 shares of Common Stock which, upon exercise, would result in the issuance of 156,000 shares of Common Stock.


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         been declared effective by the Commission. After the execution of this
         Agreement, the Company will file with the Commission a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act. As used in this Agreement, the term "Registration Statement" means the registration statement initially filed relating to the Options and the Option Shares, as amended at the time when it was declared effective and as thereafter amended by any post-effective amendment, including (A) all financial statements, exhibits and schedules thereto, (B) all documents incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (C) any information included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective), including all documents incorporated by reference therein filed under the Exchange Act, and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act, including all documents incorporated by reference therein filed under the Exchange Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus, or the Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus or registration statement, as the case may be.

                  (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or jurisdiction. When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder, and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Closing Date (hereinafter defined), the Prospectus as amended or supplemented at



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         any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, no contract or other document is required to be filed as an exhibit to the Registration Statement that is not so filed as required. The foregoing provisions of this Section 2(b) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter or the Selling Securityholders specifically for use therein.

                  (c) The Company and all corporations, partnerships and joint ventures (the "Subsidiaries") in which the Company has a direct or indirect majority equity interest and which would be required to be listed on Exhibit 21 to an Annual Report on Form 10-K of the Company if such report were to be filed with the Commission at the time of the execution and delivery of this Agreement have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to do so or qualify or be in good standing would not have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (d) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Option Shares have been duly and validly authorized and reserved for issuance, and on the Closing Date (as defined herein) the Option Shares will be issued and delivered in accordance with the provisions of this Agreement and will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Options or Option Shares, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

                  (e) Each of the Amended and Restated Option Agreements, effective as of December 19, 1995, between the Company and the respective Selling Securityholders party thereto (each, an "Option Agreement") has been duly authorized, executed and delivered by the Company, and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The Options have been duly authorized, issued and



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         delivered by the Company, and are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the terms of the Option Agreements. The Company represents, acknowledges and agrees that the Selling Securityholders may assign the Options and their rights under the Option Agreements to the Underwriter.

                  (f) The issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and except as pledged as security under the Loan and Security Agreement, dated November 22, 1999 (the "Credit Agreement"), by and among the Company, the Subsidiaries, The CIT Group/Business Credit, Inc. and the other lenders named therein, such shares are owned of record and beneficially by the Company, or another Subsidiary, free and clear of any security interests, liens, encumbrances, equities or claims.

                  (g) None of the Subsidiaries, other than UTI Drilling, LP, Universal Well Services, Inc., International Petroleum Service, Company, Norton Drilling, L.P., UTICO, Inc., UTI Management Services, L.P. and Phelps Drilling Co., is a "significant subsidiary" as such term is defined in Rule 405 under the Act.

                  (h) The Option Shares have been approved for listing on the American Stock Exchange (the "AMEX"), subject to official notice of issuance.

                  (i) Except as described or specifically referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and except for options granted under the Company's employee stock option, stock bonus or other stock plans or arrangements in effect as of the date hereof and described or incorporated by reference in the Prospectus (the "Company Stock Plans"), there are not outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (j) The historical consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and the cash flows of the Company and its consolidated subsidiaries at the respective dates and for the respective periods to which they apply. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). No other financial statements or schedules are required to be included in the Registration Statement.




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                  (k) To the best of the Company's knowledge after due inquiry,
         Ernst & Young, LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their reports with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants within the meaning of the Act, the Exchange Act and the related published rules and regulations thereunder.

                  (l) The Company has full corporate power to enter into this Agreement and to carry out all of the terms and provisions hereof to be carried out by it. The execution and delivery of this Agreement have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited under applicable law and except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (m) The compliance by the Company with the provisions of this Agreement and the consummation of the other transactions herein contemplated, including without limitation the assignment by the Selling Securityholders to the Underwriter of their Options and their rights under the Option Agreements, do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its Subsidiaries except for such conflicts, defaults, violations, creations or impositions that would not affect the consummation of the Agreement, the exercise of the Options or the issuance of the Option Shares or have a Material Adverse Effect.

                  (n) Subsequent to the respective dates as of which information is given in the Registration Statement or the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, neither the Company nor any of its Subsidiaries has sustained any loss that is material to the Company and its Subsidiaries taken as a whole or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, or in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its Subsidiaries taken as a whole, except in each



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         case as described in or contemplated by the Prospectus or, if the
         Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (o) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Options or Option Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Options or Option Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of the Options by the Selling Securityholders and the issuance of the Option Shares under this Agreement and except in connection with acquisitions by the Company or its subsidiaries of assets or businesses in the oilfield services industry).

                  (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus): (1) the Company and its subsidiaries, prior to the Closing Date, have not entered into any transaction not in the ordinary course of business that is material to the Company and its subsidiaries taken as a whole; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries or any default under the terms of any class of capital stock of the Company or any outstanding debt obligations, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (q) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and is not subject to regulation as an investment company under the 1940 Act. This transaction will not cause the Company to become an investment company subject to registration under the 1940 Act.

                  (r) The Company has not distributed and, prior to the later of
         (i) the Closing Date and (ii) the completion of the distribution of the Option Shares, will not distribute any offering material in connection with the offering and sale of the Options and Option Shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                  (s) Each certificate signed by any officer of the Company and delivered to the Underwriters pursuant to this Agreement or in connection with the payment of the purchase price and delivery of the certificates for the Option Shares shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters covered thereby.




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         3. Representations and Warranties of the Selling Securityholders. Each
Selling Securityholder, as to itself or himself only, represents and warrants to, and agrees with, the Underwriter that:

                  (a) Such Selling Securityholder has full legal right, power and authority (corporate or other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriter the Options to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized and approved by all necessary corporate or other action of such Selling Securityholder; and this Agreement has been duly executed and delivered by such Selling Securityholder and is the valid and binding agreement of such Selling Securityholder, enforceable against such Selling Securityholder in accordance with its terms.

                  (b) Such Selling Securityholder has good and valid title to the Options to be sold by such Selling Securityholder hereunder, and such Options are owned of record and beneficially by such Securityholder free and clear of any security interests, liens, encumbrances, equities or claims. Upon sale and delivery of, and payment for, the Options, as provided herein, the Underwriter will receive good and valid title to such Options and, upon exercise of the Options in accordance with their terms, the Option Shares free and clear of any security interests, liens, encumbrances, equities or claims. The exercise price of the Options is $0.95 per share of Common Stock. All of the Options held by such Selling Securityholder are assignable and transferable to and exercisable by the Underwriter without restriction in accordance with the respective Option Agreements.

                  (c) In the case of Remy Investors and Consultants, Incorporated, the Option Agreement relating to the Options to be sold by such Selling Securityholder and the assignment to the Underwriter of such Selling Securityholder's Options and its rights under such Option Agreement have been duly authorized, executed and delivered by such Selling Securityholder, and are the legal, valid and binding agreements of such Selling Securityholder, enforceable against such Selling Securityholder in accordance with their terms.

                  (d) Such Selling Securityholder has not, directly or indirectly, (i) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Options or Option Shares or (ii) since the filing of the Registration Statement
         (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Options or Option Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Options by the Selling Securityholders and the issuance of the Option Shares under this Agreement).

                  (e) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished



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         to the Company by such Selling Securityholder specifically for use therein, such Preliminary Prospectus did, and the Registration Statement and the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will, with respect to such information, conform in all material respects to the requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and will, with respect to such information, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Such Selling Securityholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Securityholder set forth therein under the caption "Selling Securityholders" is complete and accurate.

                  (f) Such Selling Securityholder has no actual knowledge of any material adverse information specifically concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (g) The sale of the Options to the Underwriter by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not
         (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Options (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Exchange Act, or (ii) for any Selling Securityholder that is not an individual, conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Securityholder or any of its subsidiaries is a party or by which such Selling Securityholder or any of its subsidiaries or any of such Selling Securityholder's properties are bound, or the charter documents, by-laws, partnership agreement or other governing document of such Selling Securityholder or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder or any of its subsidiaries.

                  (h) The Selling Securityholders have not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Options and the Option Shares, will not distribute any offering material in connection with the offering and sale of the Options and the Option Shares other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                  (i) Such Selling Securityholder is not prompted to sell any Options by any information concerning the Company that is not set forth in the Registration Statement.




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         4. Purchase, Sale and Delivery of the Options and Option Shares. On the
basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, each of the Selling Securityholders, severally and not jointly, agrees to sell, to the Underwriter, and the Underwriter agrees to purchase from each of the Selling Securityholders, at a purchase price of $ 25.52 per Option less the exercise price with respect to each option, the Options to be sold by such Selling Securityholder. The exercise price with respect to each Option will be paid by the Underwriter to the Company. The Options that the Underwriter has agreed to purchase hereunder shall be delivered by the assignment to the Underwriter by the Selling Securityholders of their Options and their rights under the Option Agreements against (1) payment by the Underwriter of the purchase price for the Options by Wired Funds to the account designated by each of the Selling Securityholders and (2) payment by the Underwriter of the exercise price of the Options to the Company by Wired Funds to the account designated by the Company. The Underwriter agrees to exercise the Options effective as of the Closing Date (as defined below), and the Option Shares shall be delivered to the Underwriter electronically through Deposit Withdrawal at Custodian (DWAC) via the DTC system for its account. Such delivery of and payment for the Options and Option Shares shall be made at the offices of Andrews & Kurth L.L.P., 600 Travis Street, Suite 4200, Houston, Texas 77002, at 8:30 a.m. Houston, Texas time, on December 15, 2000, or at such other place, time or date as the Underwriter, the Selling Securityholders and the Company may agree upon or as the Underwriter may determine, such time and date of delivery against payment being herein referred to as the "Closing Date."

         5. Offering by the Underwriter. Upon authorization by the Selling Securityholders and the Company of the release of the Options, the Underwriter proposes to exercise the Options and offer the Option Shares for sale to the public upon the terms set forth in the Prospectus.

         6. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Options or Option Shares is required to be delivered under the Act, the Company
         (i) will comply with all requirements imposed upon it by the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Options or Option Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus or the amendment referred to in the third sentence of Section 2(a) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Underwriter shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriter shall not have given its consent; provided, that the foregoing provision of this clause (ii) does not prohibit the Company from making filings with the Commission



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         of statements and reports that it reasonably believes are required to be made under the Exchange Act. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Underwriter or counsel for the Underwriter, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Option Shares by the Underwriter, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Underwriter, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Underwriter of each such filing or effectiveness.

                  (b) The Company will advise the Underwriter, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Option Shares for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus or the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (c) If, at any time prior to the final date when a prospectus relating to the Options or Option Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement, the Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Underwriter thereof and, subject to Section 6(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (d) For a period of 30 days after the date of the Prospectus first filed pursuant to Rule 424(b) under the Act, without the prior written consent of the Underwriter, the Company will not, directly or indirectly, issue, sell, offer or contract to sell or otherwise dispose of or transfer any shares of Common Stock, rights to purchase Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock

         (collectively, "Company Securities") or any rights to purchase Company Securities, or file any registration statement under the Act with respect to any of the foregoing, except to the Underwriters pursuant to this Agreement, except for grants of options pursuant to the Company Stock Plans, except for issuances of shares of Common Stock upon the exercise of options outstanding as of the date hereof under such Company Stock Plans and upon the exercise of warrants referred to in the Prospectus and except for the filing by the Company of one or more registration statements relating to the sale by persons other than the Company of no more than 75,000 shares of Common Stock.

                  (e) The Company will, without charge, provide (i) to the Underwriter and to counsel for the Underwriter a conformed copy of the registration statement originally filed with respect to the Options and Option Shares and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement and (ii) as soon after the execution and delivery of this Agreement as is practicable and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriter a prospectus relating to the Option Shares is required by the Act to be delivered in connection with sales by the Underwriter or a dealer, as many copies the Prospectus and any amendment or supplement thereto as the Underwriter may reasonably request.

                  (f) The Company, as soon as practicable when required, will make generally available to its securityholders and to the Underwriter a consolidated earnings statement of the Company and its Subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (g) The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Option Shares.

                  (h) The Company will use its best efforts to cause its Common Stock to continue to be listed on the AMEX, or in lieu thereof, on the New York Stock Exchange or the NASDAQ National Market System.

                  7. Covenants of Selling Securityholders. Each Selling Securityholder covenants and agrees with the Underwriter that:

                  (a) Such Selling Securityholder will not, directly or indirectly, (i) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Options or the Option Shares or (ii) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Options or the Option Shares (except for the sale of Options by the Selling Securityholders and the issuance of the Option Shares under this Agreement).

                  (b) Such Selling Securityholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department

         Form W-9 (or other applicable form or statement specified by Treasury Department regulation in lieu thereof).

                  (c) On the Closing Date, all stock transfer and other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Options to be sold by such Selling Securityholder to the Underwriters hereunder will have been fully paid for by such Selling Securityholder and all laws imposing such taxes will have been fully complied with.

         8. Expenses. The Company and the Selling Securityholders, in such proportions as they have or will agree, will pay, and hold the Underwriter harmless from, the following costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to
Section 12 hereof: (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Options or Option Shares and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriter of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company and the Selling Securityholders, (iv) preparation, issuance and delivery to the Underwriter of any certificates evidencing the Options or Option Shares, including transfer agent's and registrar's fees, (v) the qualification of the Options or Option Shares under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriter relating thereto, (vi) the filing fees of the Commission (and the National Association of Securities Dealers, Inc.) relating to the Options or Option Shares, and (vii) the listing of the Option Shares on the American Stock Exchange. If the sale of the Options provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 9 hereof is not satisfied, because this Agreement is terminated pursuant to Section 12 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Underwriter, the Company will reimburse the Underwriter upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Options. The Company shall not in any event be liable to the Underwriter for the loss of anticipated profits from the transactions covered by this Agreement.

         9. Conditions of the Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Options shall be subject, in the Underwriter's sole discretion, to the accuracy of the representations and warranties of the Company and each Selling Securityholder contained herein as of the date hereof and as of the Closing Date, as if made on and as of the Closing Date, to the accuracy of the statements of the Company's and each Selling Securityholder's officers made pursuant to the provisions hereof, to the performance by the Company and each Selling Securityholder of its covenants and agreements hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective prior to the date hereof and all filings required by Rules 424(b), 430A and 462 under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, or the Prospectus or otherwise).

                  (b) The Underwriter shall have received an opinion, dated the Closing Date, of Fulbright & Jaworski, L.L.P., counsel for the Company, to the effect that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the state of Delaware;

                           (ii) the Option Shares have been duly authorized by
                  all necessary corporate action of the Company and, when delivered to and paid for by the Underwriter pursuant to this Agreement and the Option Agreement, will be validly issued, fully paid and nonassessable; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Options under the Delaware General Corporation Law or the Company's Certificate of Incorporation or by-laws;

                           (iii) each of the Option Agreements has been duly
                  authorized, executed and delivered by the Company, and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms; the Options have been duly authorized, issued and delivered by the Company, and are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with the terms of the Option Agreements; and the Options and the rights of the Selling Securityholders under the Option Agreements are assignable by the Selling Securityholders to the Underwriter;

                           (iv) the Options conform in all material respects to
                  the description thereof set forth under the heading "Options" in the Prospectus;

                           (v) the execution and delivery of this Agreement have
                  been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                           (vi) the compliance by the Company with the
                  provisions of this Agreement and the consummation of the other transactions herein contemplated do not conflict with or result in a breach or violation of any of the terms and provisions of the charter documents or by-laws of the Company or the Credit Agreement; and

                           (vii) the Registration Statement and the Prospectus
                  (excluding the financial statements and other financial or statistical information contained or incorporated by reference therein and any information furnished by the Underwriter or the Selling Securityholders, as to which such counsel need express no opinion) comply on their face as to form in all material respects with the applicable requirements of the Act and the respective rules and regulations of the Commission thereunder.

Such counsel shall also state that it has participated in conferences with officers and other representatives of the Company, the Selling Securityholders and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus were discussed. Although such counsel need not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and need not make any representation that it has independently verified the accuracy, completeness or fairness of such statements, such counsel shall state that on the basis of the foregoing and the information disclosed to it (i) no facts came to its attention that lead it to believe that the Registration Statement, as of the time it was declared effective under the Act, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (it being understood that such counsel need not express any view with respect to the financial statements, including the notes and schedules thereto and the auditor's report thereon, or any other information of a financial, numerical, statistical or accounting nature set forth or referred to in the Registration Statement or any document incorporated therein by reference or any exhibits thereto), and (ii) no facts have come to such counsel's attention that lead it to believe that the Prospectus, a of the time it was filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any view with respect to the financial statements, including the notes and schedules thereto and the auditor's report thereon, or any other information or a financial, statistical or accounting nature set forth or referred to in the Prospectus or any document incorporated therein by reference).

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. References to the Registration Statement and the Prospectus in this Section 9(b) shall include any amendment or supplement thereto at the date of such opinion.

                  (c) The Selling Securityholders shall have furnished to the Underwriter the opinion of Fulbright & Jaworski, L.L.P., counsel for the Selling Securityholders, dated the Closing Date, to the effect that:

                           (i) The assignments dated the date hereof executed by
                  each of the Selling Securityholders are effective to transfer their rights under their respective Option Agreements and Options to the Underwriter-Assuming the Options are "securities" (within the meaning of Section 8-102 of the Uniform Commercial Code in effect in the State of New York (the "NYUCC")) then upon delivery (as defined in Section 8-301 of the NYUCC) of the Options to the Underwriter, and payment for the Options, by the Underwriter, as provided herein, the Underwriter shall acquire the Selling Securityholders' interest in the Options free of any adverse claims (as that term is defined under the NYUCC), assuming that the Underwriter has acquired the Options in good faith and without notice of any adverse claim (within the meaning of Section 8-105(a) of the NYUCC);


                           (ii) In the case of Remy Investors and Consultants,
                  Incorporated, the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of such Selling Securityholder and this Agreement has been duly executed and delivered by such Selling Securityholder; and the Option Agreement relating to such Selling Securityholder and the assignment to the Underwriter of its Options and its rights under such Option Agreement have been duly authorized, executed and delivered by such Selling Securityholder, and are the legal, valid and binding agreement of such Selling Securityholder, enforceable against such Selling Securityholder in accordance with its terms; and

                           (iii) The sale of the Options to the Underwriter by
                  such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not, for any Selling Securityholder that is a corporation or a partnership, conflict with or result in a breach or violation of any of the terms and provisions of the charter documents, by-laws, partnership agreement or other governing documents of such Selling Securityholder.

                  In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. References to the Registration Statement and the Prospectus in this Section 9(c) shall include any amendment or supplement thereto at the date of such opinion.

                  (d) The Underwriter shall have received an opinion, dated the Closing Date, of Andrews & Kurth L.L.P., 600 Travis, Suite 4200, Houston, Texas 77002, counsel for the Underwriter, with respect to the sale of the Options and the Option Shares and such other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (e) The Underwriter shall have received from Ernst & Young, LLP a letter or letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

                           (i) they are independent accountants with respect to
                  the Company and its consolidated subsidiaries within the meaning of the Act, and the Exchange Act and the applicable rules and regulations thereunder;

                           (ii) in their opinion, the audited consolidated
                  financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder;

                           (iii) on the basis of a reading of the latest
                  available interim unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this Section 9(e)(iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited condensed consolidated
                           financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus; and

                                    (B) at a specific date not more than five
                           business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated subsidiaries, in each case compared with amounts shown on the September 30, 2000, unaudited condensed consolidated balance sheet incorporated by reference in the Registration Statement and the Prospectus; or for the period from October 1, 2000, to such specified date, there were any decreases, as compared with the corresponding period in the preceding year and with a period of corresponding length ending on September 30, 2000, in net revenues, net income before income taxes or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes, decreases or increases set forth in such letter.

                  In the event that the letter referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriter that (A) such letter shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Underwriter deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Underwriter, make it impractical or inadvisable to proceed with the purchase and delivery of the Options and Option Shares as contemplated by the Registration Statement, as amended as of the date hereof.

                  References to the Registration Statement and the Prospectus in this Section 9(e) with respect to the letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                  (f) The Underwriter shall have received a certificate, dated the Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct as if made on and as of the Closing Date; the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                           (iii) subsequent to the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries has sustained any loss that is material to the Company and its Subsidiaries taken as a whole or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its Subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus.

         Such officers' certificate may state that it is being delivered by each officer on behalf of the Company and no personal liability shall attach to the individual executing the certificate absent fraudulent misrepresentation.

                  (g) The Underwriter shall have received a certificate, dated the Closing Date, of each Selling Securityholder to the effect that the representations and warranties of such Selling Securityholder in this Agreement are true and correct as if made on and as of the Closing Date.

                  (h) The Underwriter shall have received a written assignment from each Selling Securityholder to the Underwriter of such Selling Securityholder's Options and rights under the Option Agreements in a form satisfactory to the Underwriter.

                  (i) On or before the Closing Date, the Underwriter and counsel for the Underwriter shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriter and counsel for the Underwriter. The Company shall furnish to the Underwriter such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriter and counsel for the Underwriter shall reasonably request.

10.      Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                           (i) any untrue statement or alleged untrue statement
                  of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or

                           (ii) the omission or alleged omission to state in the
                  Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                           (iii) any inaccuracy in or breach of the
                  representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law;

         and will reimburse, as incurred, the Underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; and provided, further, that the Company will not be liable to the Underwriter or any person controlling the Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Option Shares from the Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), other than the documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Option Shares to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Sections 6(c) and 6(a) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Underwriter or any person who controls the Underwriter within the meaning of
         Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriter and such controlling persons from all liability arising out of such claim, action, suit or proceeding. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Selling Securityholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement or any amendment thereto, the Underwriter and each person who controls the Company or the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company, any such director, officer, such Underwriter or any such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading or (iii) any inaccuracy in or breach of the representations and warranties of the Selling Securityholders contained herein or any failure of the Selling Securityholders to perform their obligations hereunder or under law, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by such Selling Securityholder for use therein. Subject to the limitations set forth in the immediately preceding sentence, each Selling Securityholder, severally and not jointly, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, any such director, officer, such Underwriter or any such controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which any Selling Securityholder may otherwise have. Each Selling Securityholder will not, without the prior written consent of the Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Underwriter or any person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriter and such controlling persons from all liability arising out of such claim, action, suit or proceeding. This indemnity agreement will be in addition to any liability which the Selling Securityholders may otherwise have.

                  (c) The Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each Selling Securityholder and each person, if any, who controls the Company or such Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Securityholder, or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Securityholder, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (d) Promptly after receipt by an indemnified party under this
         Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
         Section 10 except to the extent (but only to the extent) that failure to give notice shall prejudice such party's rights. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to the indemnifying party and would make the representation of all such parties inappropriate, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 10(d) for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriter in the case of Section 10(c), representing the indemnified parties under such Section 10(c) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or
         (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (e) No Selling Securityholder shall be liable to the Underwriter for a breach of this Agreement or indemnification hereunder for an amount exceeding the amount of cash received by such Selling Securityholder upon the sale of its Options and Option Shares.

                  (f) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 10 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the offering of the Options Shares or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholders on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Securityholders bear to the total profits received by the Underwriter. ("Total profits" are defined as the difference between the total price at which the Underwriter sells the Option Shares to the public and the total price that the Underwriter pays to purchase the Options from the Selling Securityholders plus the exercise price the Underwriter pays to the Company). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholders or the Underwriter, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Securityholders and the Underwriter agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to above in this Section 10(f). Notwithstanding any other provision of this Section 10, the Underwriter shall not be obligated to make contributions hereunder in excess of any amount by which the total price at which the Option Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 10(f), each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Securityholder, as the case may be.

         11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Securityholders and the Underwriter set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Selling Securityholder, the Underwriter or any controlling person referred to in Section 10 hereof and (ii) delivery of and payment for the Options and the Option Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 8 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         12. Termination.

                  (a) This Agreement may be terminated with respect to the Options in the sole discretion of the Underwriter by notice to the Selling Securityholders given prior to the Closing Date in the event that the Company or any Selling Securityholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

                           (i) the Company or any of its Subsidiaries shall
                  have, in the sole judgment of the Underwriter, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                           (ii) trading in the Common Stock shall have been
                  suspended by the Commission or the American Stock Exchange or trading in securities generally on the New York or American Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

                           (iii) a banking moratorium shall have been declared
                  by New York or United States authorities; or

                           (iv) there shall have been (A) an outbreak or
                  escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or
                  (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U. S. financial markets that, in the sole judgment of the Underwriter, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Option Shares as contemplated by the Registration Statement, as amended as of the date hereof.

                  (b) Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in Section 11 hereof.

         13. Information Supplied by the Underwriter. The information furnished by the Underwriter to the Company for the purposes of Sections 2(b) and 10 hereof will be set forth in a letter delivered on the Closing Date. The Underwriter confirms that such statements (to such extent) are correct.

         14. Notices. All communications hereunder shall be in writing and, if sent to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Scott Cook, Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg,

Florida 33716 (727) 573-8274; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 16800 Greenspoint Park Drive, Suite 225N, Houston, Texas 77060, (facsimile: (281) 873-4141); and if to the Selling Securityholders, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Selling Securityholders c/o Kenneth N. Berns, Remy Capital Partners III, L.P., 1801 Century Park East, Suite 1111, Los Angeles, California 90067 (facsimile: (310) 843-0010).

         15. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Underwriter, the Company, the Selling Securityholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Securityholders contained in Sections 10(a) and 10(b) of this Agreement shall also be for the benefit of any person or persons who control the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriter contained in Section 10(c) of this Agreement shall also be for the benefit of the Selling Securityholders, the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Option Shares from any Underwriter shall be deemed a successor because of such purchase.

         16. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Selling Securityholders and the Underwriter.

                                          Very truly yours,

                                          UTI ENERGY CORP.


                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------



                                          THE SELLING SECURITYHOLDERS

                                          REMY INVESTORS AND
                                          CONSULTANTS, INCORPORATED.

                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------



                                          --------------------------------------
                                          KENNETH N. BERNS


                                          --------------------------------------
                                          [Spouse of Kenneth N. Berns]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

RAYMOND JAMES & ASSOCIATES, INC.


By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------

                                   SCHEDULE 1

                             SELLING SECURITYHOLDERS



                                                                                                NUMBER OF OPTIONS
                                                                                                AND OPTION SHARES
                                                                                                    TO BE SOLD
                                                                                                    ----------
SELLING SECURITYHOLDERS:


Remy Investors and Consultants, Incorporated                                                            132,000
Kenneth N. Berns                                                                                         24,000
                                                                                                  -------------

                                                                                                        156,000
                                                                                                  =============




                              Schedule I - Page 1